UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 12, 2004

BF ENTERPRISES, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-15932 (Commission File Number)	94-3038456 (IRS Employer Identification No.)
100 Bush Street, Suite 1250, San Francisco, CA (Address of principal executive offices)	__________94104__________ (Zip Code)

Registrant's telephone number, including area code (415) 989-6580

__________________________________________________________ (Former name or former address, if changed since last report)

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BF ENTERPRISES, INC.
FORM 8-K
CURRENT REPORT

The Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 12, 2004, is hereby amended and restated to read in its entirety as follows:

Item 5.   Other Events.

On July 12, 2004, the Board of Directors of BF Enterprises, Inc. (the "Company"), elected Brian P. Burns, Jr., President of the Company. Mr. Burns was formally Senior Vice President of Administration and Corporate Development of the Company. A copy of the press release is filed as Exhibit No. 99.1 and is incorporated by reference into this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF ENTERPRISES, INC.

Date: July 12, 2004	By:	/s/ Brian P. Burns

Chairman

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BF ENTERPRISES, INC.

Current Report on Form 8-K

Exhibit Index

Exhibit No.   Description

    99.1   BF Enterprises, Inc. Press Release dated July 12, 2004.

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